Exhibit 24.1

POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints John Murphy, Monica Howard Douglas and Jennifer D. Manning, or any one of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that any said attorneys-in-fact and agents, or his or her substitute or substitutes, could lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Herb Allen

Herb Allen

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Marc Bolland

Marc Bolland

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Ana Botín

Ana Botín

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Christopher C. Davis

Christopher C. Davis

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Barry Diller

Barry Diller

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Helene D. Gayle

Helene D. Gayle

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Alexis M. Herman

Alexis M. Herman

Director
The Coca-Cola Company

 February 18, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Robert A. Kotick
Robert A. Kotick

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Maria Elena Lagomasino

Maria Elena Lagomasino

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ Caroline Tsay

Caroline Tsay

Director
The Coca-Cola Company

February 17, 2022

IN WITNESS WHEREOF, I have hereunto set my hand on the date indicated below.

/s/ David B. Weinberg

David B. Weinberg

Director
The Coca-Cola Company

February 17, 2022